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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-92535, 333-26889, 333-67433) of TRM
Corporation of our report dated March 2, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Portland, Oregon
March 30, 2001